Exhibit 10.2.2

GLG PARTNERS LP
One Curzon Street
London, W1J 5HB England

24 March 2009

Emmanuel Roman
c/o GLG Partners LP
One Curzon Street
London, W1J 5HB England

Dear Manny:

Reference is made to your Amended and Restated Employment Agreement dated 2 November 2007 with GLG Partners LP (“GLG”) (the “Employment Agreement”).

This letter is to confirm our agreement that, beginning 1 April 2009 and continuing through 31 December 2009, and notwithstanding clause 3.1 of the Employment Agreement, your salary for that period of time will be US$1.00. Beginning 1 January 2010, your salary will resume being paid at the rate set forth in clause 3.1 of the Employment Agreement.

Except as expressly provided herein, the Employment Agreement shall remain in full force and effect in accordance with its terms.

Please confirm your agreement to the foregoing amendment by signing and returning an original executed copy of this letter.

GLG PARTNERS LP by: GLG Partners Limited, General Partner
by:	/s/ Noam Gottesman

Name: Noam Gottesman Title: Director

Agreed to and signed by:
/s/ Emmanuel Roman

Emmanuel Roman